     As filed with the Securities and Exchange Commission on August 4, 2000
                                                           Registration No. 333-
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ---------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                        Under The Securities Act of 1933

                                ---------------

                                MICROTUNE, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                     3674                   75-2883117
      (State or other     (Primary Standard Industrial    (I.R.S. Employer
      jurisdiction of        Classification Number)      Identification No.)
     incorporation or
       organization)

                                Microtune, Inc.
                       2540 East Plano Parkway, Suite 188
                               Plano, Texas 75074
                                 (972) 673-1600
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                ---------------

                               Douglas J. Bartek
                            Chief Executive Officer
                                Microtune, Inc.
                       2540 East Plano Parkway, Suite 188
                               Plano, Texas 75074
                                 (972) 673-1600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                   Copies to:
     Christopher J. Ozburn, Esq.                 John E. Hayes III, Esq.
  Wilson Sonsini Goodrich & Rosati           Brobeck Phleger & Harrison LLP
      Professional Corporation              370 Interlocken Blvd., Suite 500
    8911 Capital of Texas Highway                 Broomfield, CO 80021
       Westech 360, Suite 3350                       (303) 410-2000
         Austin, Texas 78759
           (512) 338-5400

                                ---------------

        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-36340
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE
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
                                                     Aggregate      Amount of
        Title of Each Class of Securities          Offering Price  Registration
                 to be Registered                       (1)            Fee
-------------------------------------------------------------------------------
Common stock ($0.001 par value)...................   73,600,000      $20,396
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
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  (1) Of this amount $19,182 was previously paid in connection with the filing of the S-1.

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

              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                  ON FORM S-1, REGISTRATION NUMBER 333-36340.

Microtune, Inc. is filing this registration statement pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. This registration statement relates to the public offering of our common stock contemplated by the registration statement on Form S-1 (Reg. No. 333-36340) filed by us with the Securities and Exchange Commission on May 5, 2000, as amended by Amendment No. 1 on June 16, 2000, as amended by Amendment No. 2 on June 27, 2000, as amended by Amendment No. 3 on July 17, 2000, as amended by Amendment No. 4 on July 17, 2000, as amended by Amendment No. 5 on July 27, 2000, and as amended by Amendment No. 6 on August 3, 2000. Registration statement 333-36340 was declared effective on August 4, 2000.

We are filing this registration statement for the sole purpose of increasing the aggregate amount of securities issuable by $4,600,000. The contents of registration statement 333-36340, including each of the documents we filed with the Commission, and all exhibits thereto, are incorporated in this registration statement by reference.

We hereby certify that we have instructed our bank to transmit to the Commission the applicable filing fee by a wire transfer from our account to the Commission's account at Mellon Bank as soon as practicable, but no later than the close of the next business day following the filing of this registration statement. We further certify that we will not revoke the instructions to make the wire transfer and that we have sufficient funds in our account to cover the amount of the filing fee.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, County of Collin, State of Texas, on the 4th day of August 2000.

                                          MICROTUNE, INC.

                                                 /s/ Douglas J. Bartek
                                          By: _________________________________
                                                     Douglas J. Bartek
                                                  Chief Executive Officer

                               POWER OF ATTORNEY

   Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----

      /s/ Douglas J. Bartek            Chief Executive Officer      August 4, 2000
______________________________________  and Chairman (Principal
          Douglas J. Bartek             Executive Officer)

       /s/ Everett Rogers*             Chief Financial Officer      August 4, 2000
______________________________________  (Principal Financial and
            Everett Rogers              Accounting Officer)

       /s/ Harvey B. Cash*             Director                     August 4, 2000
______________________________________
            Harvey B. Cash

      /s/ Walter S. Ciciora*           Director                     August 4, 2000
______________________________________
          Walter S. Ciciora

       /s/ James H. Clardy*            Director                     August 4, 2000
______________________________________
           James H. Clardy

      /s/ Martin Englmeier*            Vice Chairman                August 4, 2000
______________________________________
           Martin Englmeier

     /s/ Kenneth G. Langone*           Director                     August 4, 2000
______________________________________
          Kenneth G. Langone

       /s/ John Norsworthy             Director                     August 4, 2000
______________________________________
           John Norsworthy

  /s/ Philippe Von Stauffenberg*       Director                     August 4, 2000
______________________________________
      Philippe von Stauffenberg

   /s/ Lawrence D. Stuart, Jr.*        Director                     August 4, 2000
______________________________________
       Lawrence D. Stuart, Jr.

       /s/ William P. Tai*             Director                     August 4, 2000
______________________________________
            William P. Tai

    /s/ Douglas J. Bartek
*by: ____________________________
        Attorney-in-fact

                               INDEX TO EXHIBITS

 Exhibit
 No.     Description
 ------- ----------------------------------------------------------------------
   5.1   Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation,
         counsel to Microtune.
  23.1   Consent of Ernst & Young LLP, independent auditors.
  23.2   Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation,
         counsel to Microtune (contained in Exhibit 5.1).
  24.1   Power of Attorney.*

--------
* Incorporated by reference from Microtune's registration statement on Form S-1, as amended, Commission file number 333-36340.